Earnings per share (Tables)	12 Months Ended
Mar. 31, 2013
Summary of amounts and numbers used in calculation of net income attributable to NHI shareholders per share (basic and diluted)

A reconciliation of the amounts and the numbers used in the calculation of net income attributable to NHI shareholders per share (basic and diluted) is as follows.

	Millions of yen except per share data presented in yen
	Year ended March 31
	2011	2012	2013
Basic—
Net income attributable to NHI shareholders	¥28,661	¥11,583	¥107,234

Weighted average number of shares outstanding	3,627,798,587	3,643,481,439	3,692,795,953

Net income attributable to NHI shareholders per share	¥7.90	¥3.18	¥29.04

Diluted—
Net income attributable to NHI shareholders	¥28,642	¥11,561	¥107,181

Weighted average number of shares outstanding	3,642,689,381	3,680,124,235	3,777,360,671

Net income attributable to NHI shareholders per share	¥7.86	¥3.14	¥28.37